Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill [Abstract]
Goodwill [Text Block]

12Goodwill

The changes in 2019 and 2020 were as follows:

Philips Group

Goodwill

in millions EUR

	2019	2020
Balance as of January 1:
Cost	9,908	10,182
Impairments	(1,405)	(1,528)
Book value	8,503	8,654
Changes in book value:
Acquisitions	83	189
Impairments	(97)	(144)
Divestments and transfers to assets classified as held for sale	-	(12)
Translation differences and other	165	(673)
Balance as of December 31:
Cost	10,182	9,094
Impairments	(1,528)	(1,080)
Book value	8,654	8,014

In 2020, goodwill decreased by EUR 640 million, mainly due to translation differences which impacted goodwill denominated in USD and impairments totaling EUR 144 million related to Population Health Management (PHM). The decrease is partially offset by goodwill increases from the acquisition of Intact Vascular for an amount of EUR 155 million and other acquisitions as well as changes in the provisional opening balance sheet position for certain 2019 acquisitions (refer to Acquisitions and divestments).

Goodwill increased by EUR 83 million in 2019 primarily as a result of several acquisitions of which none were individually material as well as changes in the provisional opening balance sheet position for certain 2018 acquisitions. The further increase of EUR 165 million is mainly due to translation differences which impacted the goodwill denominated in USD. These increases are offset by goodwill impairments identified in the second half of 2019 totaling EUR 97 million in the Population Insights & Care/Vital Health (PIC/VH) and Neuro cash generating units (CGUs),

Goodwill reallocations in 2020 and 2019

In Q4 2020, the PHM CGU was split, resulting in a separate CGU for the Aging and Caregiving (ACG) business in anticipation of its future divestment. After the PHM impairment, remaining goodwill was allocated to the ACG CGU and remaining PHM CGU based on relative fair value. The goodwill allocated to the remaining PHM CGU is immaterial. An additional CGU change in 2020 resulted in a goodwill reallocation across certain CGUs, none of which had a significant impact on headroom or led to goodwill impairments.

In 2019 there were several changes to the CGU structure following the reorganization announced in January 2019 in order to align business with customer needs. This resulted in goodwill reallocations across CGUs, none of which had a significant impact on headroom or lead to goodwill impairments.

In addition, there were also certain CGU movements and/or combinations within businesses that did not result in a reallocation of goodwill, but resulted in changes to the business structure. This did not have a significant impact on headroom or lead to goodwill impairments. In Q4 2019 CGU PIC/VH and Aging and Caregiving combined into one Population Health Management (PHM) CGU. Unrelated to this combination, prior to this in the third quarter of 2019, the then PIC/VH CGU recognized a goodwill impairment, further explained below.

Impairments

In the fourth quarter of 2020, the PHM CGU was split, resulting in a separate CGU for the ACG business in anticipation of its future divestment. The impairment test indicated that the pre-split PHM’s carrying balance of EUR 303 million exceeded the recoverable amount of EUR 195 million, resulting in a EUR 108 million goodwill impairment charge. After the PHM impairment, further described below, remaining goodwill in the amount of EUR 63 million was allocated to the ACG CGU and remaining PHM CGU based on their relative fair value. Upon reallocation, standalone impairment tests were completed for ACG and the remaining PHM business. This second impairment test indicated that ACG’s carrying balance of EUR 186 million exceeded the recoverable amount of EUR 150 million resulting in a EUR 36 million  impairment charge. In total, EUR 144 million of impairment charges were recorded within the Connected Care segment, in the line Other business expenses in the statement of income.

In accordance with IFRS, the fair value less cost of disposal methodology was the basis used to estimate recoverable amount for these CGUs, as at the date of the impairment tests described above, the fair value less cost of disposal was higher than the value-in-use for these CGUs. The decline in the value-in-use as compared to the fair value less cost of disposal is mainly due to revisions to the financial forecast of our Personal Emergency Response System business as a result of lower demand. The fair value, determined by Management, reflects the current operating environment and business outlook, including COVID-19 uncertainties, for the PHM and ACG CGU. Refer to the ‘Key assumptions- general’ for further detail on the fair value methodology.

Remaining ACG goodwill post-reallocation and impairment charges totaled EUR 12 million, and was subsequently classified as asset held for sale (AHFS) after the impairment. Refer to Discontinued operations and assets classified as held for sale for further detail. Remaining PHM goodwill post-reallocation totaled EUR 15 million.

During the third quarter of 2019, it was determined that the PIC/VH CGU within the segment Connected Care would miss its forecast mainly due to a deterioration in EBITA*) driven by a lower sales outlook in the former Wellcentive business within the CGU. The business offers services and solutions leveraging data, analytics and actionable workflow products for solutions to improve clinical and financial results. The value of the CGU, determined based on the value in use methodology, presented a recoverable amount of EUR 158 million based on the revised downward forecast, while the carrying amount totaled EUR 236 million as of September 30, 2019. The results of that impairment test indicated that the recoverable amount was lower than the carrying value, resulting in a EUR 78 million impairment charge in the third quarter of 2019, which was booked in the line Other business expenses in the statement of income. The value in use test used a pre-tax discount rate of 10.1%, which is based on the PIC/VH WACC rate for Q3 as calculated and published by Group Treasury.

During December 2019, it was determined that the Neuro CGU within the segment D&T would be shut down. The Neuro business provided an integrated neurology solution comprising full head HD EEG with diagnostic imaging to map brain activity and anatomy for a wide range of neuro disorders, and uses machine learning to improve diagnosis of various neuro disorders. The value of the CGU based on the value in use test presented a recoverable amount of nil, while the carrying amount of goodwill totaled EUR 19 million at the time of impairment. This resulted in a write-off of the full goodwill balance and a EUR 19 million impairment charge, which was booked in the line Other business expenses in the statement of income.

Goodwill impairment testing

For impairment testing, goodwill is allocated to cash generating units (typically one level below segment level, i.e. at the business level), which represent the lowest level at which the goodwill is monitored internally for management purposes.

Goodwill allocated to the cash generating units Image-Guided Therapy, Monitoring & Analytics and Sleep & Respiratory Care is considered to be significant in comparison to the total book value of goodwill for the Group at December 31, 2020. The amounts associated as of December 31, 2020 are presented below:

Philips Group

Goodwill allocated to the cash-generating units

in millions of EUR

	2019	2020
Image-Guided Therapy	2,673	2,610
Monitoring & Analytics	1,360	1,246
Sleep & Respiratory Care	2,071	1,915
Other (units carrying a non-significant goodwill balance)	2,550	2,244
Book value	8,654	8,014

Unless otherwise noted, the basis of the recoverable amount used in the annual impairment tests for the units disclosed further in this note is the value in use.

The fair value less cost to dispose methodology was used as a basis for the recoverable amount in the annual impairment test when greater than the value-in-use test. Refer to the ‘key assumptions- general’ section for further detail on the methodology.

As a result of the uncertainty associated with the nature of the COVID-19 pandemic, the company includes various scenarios in the business forecasting process and the most reasonable and supportable assumptions that represent management’s best estimate is used as basis for the value-in-use test. While determining assumptions on COVID-19 recovery, management considered external factors including COVID-19 spread by country, specific dynamics for each CGU, other macroeconomic conditions as well as Philips specific assumptions, including expected customer capex spend and business market growth. Philips considered multiple scenarios for each market that included high, mid and low COVID recovery scenarios. The high recovery scenario suggests a more rapid recovery through the first half of the initial forecast period while the low scenario suggests a more prolonged recovery through the same period. By the end of the initial forecast period, all three scenarios converge to roughly the same market growth rates. Philips generally utilized the mid scenario forecasting short-term COVID-19 impacts with expected market recovery later in the initial forecast period. In addition, results of the goodwill impairment tests were analyzed to determine alignment with current market conditions. In the case that market data indicated that models didn’t fully consider impacts of COVID-19 within the forecasts, Philips would reexamine key inputs, such as forecast inputs or discount rates used. Upon this review, no additional changes were required. There were certain CGUs that were more negatively impacted by COVID-19 than others. Amongst those, IGT within the D&T segment as well as the CGUs within Personal Health were negatively impacted. Considering the current headroom in these CGUs, any reasonable change in these assumptions reflecting increased COVID-19 risks or prolonged impact would not cause the value in use to fall to the level of the carrying value. Refer to COVID-19 for further detail on COVID-19 considerations.

Key assumptions - general

Key assumptions used in the value-in-use impairment tests for the units were sales growth rates, EBITA%*) and the rates used for discounting the projected cash flows. These cash flow projections were determined using Royal Philips managements’ internal forecasts that cover an initial period from 2021 to 2024. Projections were extrapolated with stable or declining growth rates for a period of 3 years (2025-2027), after which a terminal value was calculated per 2028. For terminal value calculation, growth rates were capped at a historical long-term average growth rate. This represents a change in methodology from previous years as the explicit forecast increased from 3 to 4 years while the extrapolated growth period decreased from 4 to 3 years. The change in methodology from 2019 to 2020 was based on changes in the internal forecasting process.

The sales growth rates and EBITA*) used to estimate cash flows are based on past performance, external market growth assumptions and industry long-term growth averages. EBITA*) in all units mentioned in this note is expected to increase over the projection period as a result of volume growth and cost efficiencies.

The rates used for discounting the projected cash flows in goodwill impairment testing is based on a business weighted cost of capital (WACC), which in turn is based on business-specific inputs along with other inputs as mentioned below. The WACC is based on post-tax cost of equity and cost of debt, and is further calculated based on market data and inputs to accurately capture changes to the time value of money, such as the risk-free interest rate, the beta factor and country risk premium. In order to properly reflect the different risk-profiles of different businesses, a WACC is determined for each business. As such, the beta factor is determined based on a selection of peer companies, which can differ per business. Different businesses have different geographical footprints, resulting in business-specific inputs for variables like country risk.

As previously noted, the fair value less cost of disposal methodology was used as the recoverable amount when the amount was greater than the value-in-use, specifically for the PHM and ACG CGUs. The fair value is based on Level 3 inputs. Key assumptions and inputs used in the fair value less cost of disposal calculation include the trading and M&A peer groups used to determine the sales market multiples, the control premium applied to the trading sales market multiples. These inputs were applied against 2020 actual revenue for the CGUs. The trading and M&A peer groups were comprised of public companies or publicly disclosed transactions in similar industries, markets, geographies and other relevant characteristics. This trading and M&A peer group was derived from input by the business, M&A and Treasury and was evaluated and challenged for completeness and inclusion based on management’s industry experience as well as the current business and market environment. External sources were used to determine the enterprise value and revenue for the trading peer group. A control premium was added to the trading sales market multiple to simulate the premium a market participant would pay, representing the high end of the range. The control premium was sourced from global public M&A transactions from 2019 and 2020. The sales market multiple with no premium represents the low end of the range. The recoverable amount for the test was a point in between the high and low end of the range.

Key assumptions and sensitivity analysis relating to cash-generating units to which a significant amount of goodwill is allocated

Cash flow projections of Image-Guided Therapy, Monitoring & Analytics and Sleep & Respiratory Care are based on the key assumptions included in the table below, which were used in the annual impairment test performed in the fourth quarter. For certain CGUs, including M&A and S&RC, the initial forecast period projects negative growth as these businesses experienced benefits from COVID-19 in 2020.

Philips Group

Key assumptions

2020

	compound sales growth rate1)
	initial forecast period	extra-polation period2)	used to calculate terminal value3)	pre-tax discount rates
Image-Guided Therapy	8.6%	4.9%	2.5%	9.0%
Monitoring & Analytics	(0.3)%	3.3%	2.5%	9.4%
Sleep & Respiratory Care	(1.2)%	4.4%	2.5%	9.7%
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period 2)Also referred to later in the text as compound long-term sales growth rate3)The historical long-term growth rate is only applied to the first year after the 4 year extrapolation period, after which no further growth is assumed for the terminal value calculation

The assumptions used for the 2019 cash flow projections were as follows:

Philips Group

Key assumptions

2019

	compound sales growth rate1)
	initial forecast period	extra-polation period2)	used to calculate terminal value3)	pre-tax discount rates
Image-Guided Therapy	9.3%	6.4%	2.5%	8.8%
Monitoring & Analytics	4.6%	3.8%	2.5%	10.1%
Sleep & Respiratory Care	8.1%	4.8%	2.5%	9.7%
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period 2)Also referred to later in the text as compound long-term sales growth rate3)The historical long-term growth rate is only applied to the first year after the 5 year extrapolation period, after which no further growth is assumed for the terminal value calculation

The results of the annual impairment test of Image-Guided Therapy, Monitoring & Analytics and Sleep & Respiratory Care indicate that a reasonably possible change in key assumptions would not cause the value in use to fall to the level of the carrying value.

Additional information relating to cash-generating units to which a non-significant amount relative to the total goodwill is allocated

For the other cash generating units to which a non-significant amount relative to the total goodwill is allocated, any reasonable change in assumptions would not cause the value in use to fall to the level of the carrying value.

*)Non-IFRS financial measure. For the definition and reconciliation of the most directly comparable IFRS measure, refer to Reconciliation of non-IFRS information.